UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2008
SANTARUS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-50651 (Commission File Number)	33-0734433 (I.R.S. Employer Identification No.)
3721 Valley Centre Drive, Suite 400, San Diego, California 92130
(Address of Principal Executive Offices) (Zip Code)
(858) 314-5700

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On October 6, 2008, Santarus, Inc. (the “Company” or “Santarus”) entered into a second amendment to the Service Agreement, dated November 3, 2006, between the Company and Ventiv Commercial Services, LLC (d/b/a inVentiv Commercial Services, LLC) (“inVentiv”).
     Under the original agreement, inVentiv agreed to provide sales support to promote Santarus’ Zegerid® brand pharmaceutical products in the United States. In consideration for inVentiv’s services under the agreement, Santarus agreed to pay to inVentiv a monthly fee, subject to adjustment based on actual staffing levels. Santarus is currently utilizing approximately 100 inVentiv representatives. The initial term of the Service Agreement expires on December 1, 2008.
     Under the amended terms, Santarus has exercised its right to extend the term of the Service Agreement for two additional one year terms. The Service Agreement now expires on November 30, 2010, unless terminated earlier in accordance with its terms.
     Under the amended terms, inVentiv’s sales representatives will expand their marketing and promotional activities to include Glumetza® (metformin hydrochloride extended release tablets) 500 mg and 1000 mg tablets.
     The foregoing description of the amended terms does not purport to be complete and is qualified in its entirety by reference to Amendment No. 2 to Service Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
10.1+	Amendment No. 2 to Service Agreement, dated as of October 6, 2008, between Santarus, Inc. and Ventiv Commercial Services, LLC (d/b/a inVentiv Commercial Services, LLC)

+	Application has been made to the Securities and Exchange Commission to seek confidential treatment of certain provisions. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTARUS, INC.
Date: October 7, 2008	By:	/s/ Debra P. Crawford
		Name:	Debra P. Crawford
		Title:	Senior Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX
10.1+	Amendment No. 2 to Service Agreement, dated as of October 6, 2008, between Santarus, Inc. and Ventiv Commercial Services, LLC (d/b/a inVentiv Commercial Services, LLC)

+	Application has been made to the Securities and Exchange Commission to seek confidential treatment of certain provisions. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.